No. 0146

BORANG 2

(Perenggan 4)

LESEN UNTUK MENJALANKAN OPERASI BAGI MENDAPATKAN PASIR

Nama Pemegang Lesen: **JHW Holdings Sdn. Bhd.**

Alamat (dalam hal suatu syarikat, alamat berdaftar): **No. 1, Tingkat 1, Lorong Sekilau 1, Bukit Sekilau, 25200 Kuantan, Pahang.**

~~Nombor Kad Pengenalan~~/Nombor Pendaftaran Syarikat: **201601001311 (1172237-W)**

adalah dengan ini diberi lesen untuk menjalankan operasi bagi mendapatkan pasir dari kawasan yang berikut di pelantar benua:

PERIHAL KAWASAN

Tempat: **Kawasan Luar Perairan Negeri Terengganu**

Luas kawasan: **21.10 km persegi**

(*Pelan yang dilampirkan menunjukkan tempat dan luas kawasan*)

Lesen ini adalah tertakluk kepada syarat-syarat yang berikut:

1. Lesen ini hendaklah bermula pada **20 Oktober 2023** dan tamat pada **19 Oktober 2026** (iaitu satu tempoh yang tidak melebihi lima tahun dari tarikh pemberian lesen atau pembaharuan lesen).
2. Fi dan royalti hendaklah dibayar pada kadar yang ditetapkan dalam Jadual Kedua.
3. Syarat-syarat lain sebagaimana yang ditetapkan dan dilampirkan kepada lesen ini.

(*Apabila memberikan lesen, Menteri boleh mengenakan apa-apa syarat lain yang difikirkannya sesuai, mengikut subseksyen 4(5) Akta.*)

Fi dibayar: RM **9,000.00**

Lesen ini dikeluarkan pada **20 Oktober 2023**

Menteri

NIK NAZMI BIN NIK AHMAD
Menteri
Kementerian Sumber Asli, Alam Sekitar dan Perubahan Iklim

NO. RESIT: **202332020101R302796**